STOCK PURCHASE AGREEMENT

      THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of August 11, 2006, by and among Conversion Services International, Inc., a Delaware corporation (the "Company"), with an address at 100 Eagle Rock Avenue, East Hanover, New Jersey 07936, and Matthew J. Szulik, with an address at c/o Taurus Advisory Group, LLC, 2 Landmark Square, Suite 211, Stamford, CT 06901, (the "Investor").

                                    RECITALS

      WHEREAS, the Investor desires to purchase and acquire, and the Company desires to issue and sell to the Investor, shares of the Company's Series B Convertible Preferred Stock (the "Series B Preferred Stock") in the form of the Certificate of Designations of Preferences, Rights and Limitations of Series B Convertible Preferred Stock appended hereto as Exhibit A (the "Series B Certificate of Designations"), and a warrant to purchase Common Stock, and also issue a warrant to the Feiner Family Trust ("FFT"), the designee of Investor's counsel, both Warrants in the form attached as Exhibit B hereto (the "Warrant"); and

      WHEREAS, the parties hereto desire to enter into this Agreement.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Sale of Series B Convertible Preferred Stock.

      1.1         Sale and Issuance of Series B Convertible Preferred Stock.

              Subject to the terms and conditions of this Agreement, the Investor agrees to purchase at the Closing (as defined below), and the Company agrees to sell and issue to the Investor at the Closing, 20,000 shares of the Company's Series B Convertible Preferred Stock (the "Series B Preferred Stock"), $0.001 par value per share and stated value $100.00 per share, at a purchase price of $100 per share.

      1.2   Warrants.

            (a) The Company shall issue to the Investor the Warrant to purchase, subject to applicable anti-dilution provisions, an aggregate of 1,176,471 shares of Common Stock at $0.94 cents per share until August 8, 2011, subject to the compliance with applicable securities laws.

            (b) The Company shall issue to FFT the Warrant to purchase, subject to applicable anti-dilution provisions, an aggregate of 100,000 shares of Common Stock at $0.94 cents per share until August 8, 2011, subject to the compliance with applicable securities laws.


      1.3         Closing.

            (a) The purchase and sale of the Series B Preferred Stock and the Warrants shall take place at such time and place as shall be mutually agreed upon between the Investor and the Company (the "Closing").

            (b) At the Closing, the Investor shall deliver to the Company the amount of its investment in immediately available funds by certified check or wire transfer to an account of the Company designated by the Company or such other manner reasonably acceptable to the Company.

            (c) At the Closing, the Company shall deliver to the Investor a certificate for the shares of Series B Preferred Stock to be issued to the Investor in definitive form and duly registered in the name of the Investor, and the Warrant to purchase 1,176,471 shares of Common Stock as aforesaid, and deliver to FFT the Warrant to purchase 100,000 shares of Common Stock as aforesaid.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor that:

      2.1   Organization; Good Standing; Qualification and Corporate Power.

            (a) The Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company and each of its subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties. True and correct copies of the Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation") and Bylaws have been provided to the Investor or made available via the SEC EDGAR website.

            (b) The Company has all requisite legal and corporate power and authority to execute and deliver this Agreement among the Company and the Investor, to issue and sell the Series B Preferred Stock and the Warrants and to carry out and perform its obligations under the terms of this Agreement and to consummate the transactions contemplated hereby and thereby. All necessary corporate action has been taken by the Company with respect to the execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby and thereby. The Series B Preferred Stock, when issued in accordance pursuant to the terms of the Agreement, will be legally issued, fully paid and non assessable and the purchasers thereof will own the Series B Preferred Stock, free and clear of all liens and encumbrances. The Warrants, when issued in accordance with the terms of the Agreement, will constitute the legally binding obligations of the Company in accordance with their terms.

      2.2 Capitalization and Voting Rights. The authorized capital of the Company consists of:

            (a) Common Stock. 100,000,000 shares of common stock, $0.001 par value per share (the "Common Stock"), of which 51,568,634 shares are issued and outstanding as of the date hereof.

            (b) Preferred Stock. 20,000,000 shares of preferred stock (the "Preferred Stock"), of which 19,000 shares are issued and outstanding as of the date hereof as Series B Convertible Preferred Stock.

      2.3 Subsidiaries; Interests of the Company. Except as set forth in the SEC Documents, as defined in Section 2.5 below, the Company does not currently own or control, directly or indirectly, any interest in any other Person.

      2.4 Authorization. This Agreement and all other agreements executed and delivered by the Company in connection therewith, have been duly authorized, executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, subject to (i) applicable bankruptcy, insolvency, reorganization and moratorium laws, (ii) other laws of general application affecting the enforcement of creditors' rights generally and general principles of equity, (iii) the discretion of the court before which any proceeding therefor may be brought, and (iv) as rights to indemnity may be limited by federal or state securities laws or by public policy.

      2.5 SEC Documents. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933 (the "Securities Act") and the Securities Exchange Act of 1934 (the "Exchange Act") (the "SEC Documents"). The SEC Documents have complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the Commission promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, to the best of the Company's knowledge during those respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with accounting principles generally accepted in the United States as in effect from time to time ("GAAP"), consistently applied, during the periods involved (except
(a) as may be otherwise indicated in such financial statements or the notes thereto, or (b) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial condition of the Company as of the respective dates thereof and the results of its operations and cash flows for the respective periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the SEC Documents, the Company has not received notification from the Commission, the American Stock Exchange and/or any federal or state securities bureaus that any investigation (informal or formal), inquiry or claim is pending, threatened or in process against the Company and/or relating to any of the Company's securities.

      2.6 Governmental Consents. No consent, approval, order, or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement. The Company and each of its subsidiaries has obtained all federal, state, local and foreign governmental licenses and permits material to and necessary in the conduct of its business, such licenses and permits are in full force and effect, no material violations are or have been recorded in respect of any such licenses or permits, and no proceeding is pending or threatened to revoke or limit any thereof. There are no consents or waivers necessary for the consummation of the transactions contemplated by this Agreement.

      2.7 Litigation. Except as set forth in the SEC Documents, (i) there is no action, suit, proceeding, or investigation pending or currently threatened against the Company, and (ii) in the Company's reasonable judgment, none of such disclosures are likely to question the validity of this Agreement, or the right of the Company to enter into such agreements, or to consummate the transactions contemplated hereby or thereby, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs, or property of the Company, financially or otherwise, or any change in the current equity ownership of the Company, including, without limitation, actions pending or to the Company's knowledge threatened involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers.

      2.8 Compliance with Other Instruments. The Company is not in violation or default of any provisions of its Certificate of Incorporation or Bylaws or of any instrument, judgment, order, writ, decree, or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of Federal or state statute, rule or regulation, license, or permit applicable to the Company, the violation or default of which would have a material adverse effect on the Company. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree, or material contract or an event which results in the creation of any lien, charge, or encumbrance upon any assets of the Company.

      2.9 Finders' Fees. There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Company who might be entitled to any fee or commission from the Investor upon consummation of the transactions contemplated by this Agreement.

3. Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company that:

      3.1 Authorization. The execution, delivery and performance of this Agreement and any applicable ancillary agreements by the Investor and the consummation by the Investor of the transactions contemplated hereby and thereby are within the powers of the Investor and have been duly authorized by all necessary action on the part of the Investor. This Agreement and any applicable ancillary agreements constitute valid and binding agreements of the Investor, enforceable in accordance with their respective terms, subject to (i) applicable bankruptcy, insolvency, reorganization and moratorium laws, (ii) other laws of general application affecting the enforcement of creditors' rights generally and general principles of equity, (iii) the discretion of the court before which any proceeding therefor may be brought, and (iv) as rights to indemnity may be limited by federal or state securities laws or by public policy. All action required for the lawful execution and delivery of this Agreement and any applicable ancillary agreements has been taken.

      3.2 Finders' Fees. There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Investor who might be entitled to any fee or commission from the Company upon consummation of the transactions contemplated by this Agreement.

      3.3 Purchase Entirely for Own Account. The Series B Preferred Stock to be received by the Investor pursuant to the terms hereof will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof. The Investor has no current intention of selling, granting any participation in, or otherwise distributing the shares of Series B Preferred Stock acquired by the Investor except in compliance with applicable securities laws. The Investor has no contract, undertaking, agreement or arrangement with any Person to sell or transfer, or grant any participation to such Person or to any third Person, with respect to any shares of Series B Preferred Stock to be acquired by the Investor.

      3.4 Investor Address, Access to Information, Experience, Etc.

            (a) The address set forth on the signature pages of this Agreement is the Investor's true and correct business, residence or domicile address. The Investor has received and read and is familiar with this Agreement. The Investor has had an opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of this investment. The Investor has substantial experience in evaluating non-liquid investments such as the Series B Preferred Stock and is capable of evaluating the merits and risks of an investment in the Company. The Investor is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

            (b) The Investor has been furnished access to the business records of the Company and such additional information and documents as the Investor has requested and has been afforded an opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of this Agreement, the purchase of the Series B Preferred Stock, the business, operations, market potential, capitalization, financial condition and prospects of the Company, and all other matters deemed relevant to the Investor.

            (c) The Investor acknowledges that he has had an opportunity to evaluate all information regarding the Company as it has deemed necessary or desirable in connection with the transactions contemplated by this Agreement, has independently evaluated the transactions contemplated by this Agreement and has reached its own decision to enter into this Agreement. The Investor is an "accredited" investor, as that term is understood and defined by Regulation D under the Securities Act of 1933.

      3.5 Restricted Securities. The Investor understands that the shares of Series B Preferred Stock to be acquired by the Investor and the Common Stock issuable upon conversion of the shares of Series B Preferred Stock and exercise of the Warrant have not been registered under the Securities Act or the laws of any state and may not be sold or transferred, or otherwise disposed of, without registration under the Securities Act and applicable state securities laws, or pursuant to an exemption therefrom. In the absence of an effective registration statement or an exemption therefrom covering the shares of Series B Preferred Stock to be acquired by the Investor and the Common Stock issuable upon conversion of the shares of Series B Preferred Stock and exercise of the Warrant, the Investor will not sell or transfer, or otherwise dispose of, the shares of Series B Preferred Stock to be acquired by the Investor only in a manner consistent with its representations and agreements set forth herein, the terms and conditions set forth in the ancillary agreements and any applicable Federal and state securities laws.

      3.6 Legends. It is understood that the certificates evidencing the shares of Series B Preferred Stock may bear one or all of the following legends:

            (a) THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES EVIDENCED BY THIS CERTIFICATE, FILED AND MADE EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH APPLICABLE STATE SECURITIES LAWS OR, UNLESS REASONABLY REQUESTED BY THE COMPANY, THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

            (b) Any legend required by the Blue Sky laws of any state.

            The legend referred to in clause (a) above shall be removed by the Company from any certificate at such time as the holder of the securities represented by the certificate delivers an opinion of counsel reasonably satisfactory to the Company to the effect that such legend is not required in order to establish compliance with any provisions of the Securities Act, or at such time as the holder of such shares satisfies the requirements of Rule 144(k) or such other substantially similar rule promulgated under the Securities Act then in effect under the Securities Act; provided, that the Company has received from the holder a written representation that (i) such holder is not an affiliate of the Company and has not been an affiliate during the preceding three (3) months, (ii) such holder has beneficially owned the shares represented by the certificate for a period of at least two (2) years (or the period of time then required by Rule 144(k) or such other substantially similar rule promulgated under the Securities Act then in effect), and (iii) such holder otherwise satisfies the requirements of Rule 144(k) as then in effect with respect to such shares.

4. Conditions of the Investor's Obligations at Closing. The obligations of the Investor under Sections 1.1 and 1.3(b) of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against the Investor unless the Investor has consented in writing thereto:

      4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

      4.2 Performance. The Company shall have performed and complied with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

      4.3 Filing with the Secretary of the State of Delaware. The Company shall have filed with the Secretary of the State of Delaware the Series B Certificate of Designations.

      4.4 Share Certificates and Warrant. The Investor shall have received a certificate or certificates representing such number of Series B Preferred Shares of his investment and the Warrant with all such certificates and the Warrant registered in the name of the Investor and FFT shall have received its Warrant registered in its name.

      4.5 Consents and Waivers. The Company shall have obtained any and all consents and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement and any ancillary agreements.

      4.6 Execution of Registration Rights Agreement. The Company shall have executed and delivered to the Investor the Registration Rights Agreement in the form appended hereto as Exhibit C.

5. Conditions of the Company's Obligations at Closing. The obligations of the Company under Sections 1.1 and 1.2(c) of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective unless the Company has consented in writing thereto:

      5.1 Representations and Warranties. The representations and warranties of the Investor contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

      5.2 Performance. The Investor shall have performed and complied with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

6. Covenants of the Company. In addition to the covenants set forth in the Company's Certificate of Incorporation, the Company agrees that, so long as any shares of Series B Preferred Stock remain outstanding:

      6.1 Maintenance of Existence. The Company shall at all times (a) preserve, renew and keep in full force and effect its legal existence and rights and franchises with respect thereto; and (b) maintain in full force and effect all permits, licenses, trademarks, trade names, approvals, authorizations, leases and contracts necessary to carry on the business as presently or proposed to be conducted.

      6.2 Payment of Obligations. The Company shall pay and discharge at or before maturity, all of its material obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings or as waived, forgiven or modified by the creditor, and will maintain, in accordance with generally accepted accounting principles as they then exist, appropriate reserves for the accrual of any of the same.

      6.3 Reservation of Shares. The Company shall at all times duly reserve for issuance the shares of Common Stock issuable upon conversion or exercise of the Series B Preferred Stock and the Warrants. The Company shall comply with the terms and conditions of the Series B Preferred Stock as set forth in the Company's Certificate of Incorporation including the Series B Certificate of Designations.

7. Indemnity. The Company shall, with respect to the representations, warranties, covenants and agreements made by the Company herein indemnify, defend and hold the Investor and his duly appointed agents (an "Indemnified Party") harmless from and against all liability, loss or damage, together with all reasonable costs and expenses related thereto (including legal and accounting fees and expenses), arising from the untruth, inaccuracy or breach of any such representations, warranties, covenants or agreements of the Company contained in this Agreement or the assertion of any claims relating to the foregoing. Without limiting the generality of the foregoing, each Indemnified Party shall be deemed to have suffered liability, loss or damage as a result of the untruth, inaccuracy or breach of any such representations, warranties, covenants or agreements if such liability, loss or damage shall be suffered by the Indemnified Party as a result of, or in connection with, such untruth, inaccuracy or breach or any facts or circumstances constituting such untruth, inaccuracy or breach. The Company shall indemnify and hold harmless each Indemnified Party against any losses, claims, damages or liabilities, joint or several, to which any of the foregoing persons may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any violations by the Company of the Securities Act or state securities or "blue sky" laws applicable to the Company relating to action or inaction required of the Company in connection with the Securities Act or registration or qualification under such state securities or blue sky laws; and shall reimburse each such Indemnified Party for any legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that no indemnification shall be required hereunder for the gross negligence or willful misconduct of any Indemnified Party or material breach by the Investor of any of the representations and warrants set forth in Section 3 hereof. In case any such action is brought against an Indemnified Party, the Company will be entitled to participate in and assume the defense thereof with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Company to such Indemnified Party of its election to assume the defense thereof, the Company shall be responsible for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, provided that if any Indemnified Party shall have reasonably concluded that there may be one or more legal defenses available to such Indemnified Party that conflict in any material respect with those available to the Company, or that such claims or litigation involves or could have an effect upon matters beyond the scope of the indemnity provided by this Section 7, the Company shall reimburse such Indemnified Party and shall not have the right to assume the defense of such action on behalf of such Indemnified party and the Company shall reimburse each such Indemnified Party and any person controlling such Indemnified Party for that portion of the reasonable fees and expenses of any counsel retained by the Indemnified Party. The Company shall not make any settlement of any claims indemnified against hereunder without the written consent of the Indemnified Party or Parties, which consent shall not be unreasonably withheld. Any claim for indemnification under this Section 7 with respect to representations and warranties must be made not later than the end of the 12-month survival period set forth in Section 8.1.

8. Miscellaneous.

      8.1 Survival of Warranties. The warranties, representations, and covenants of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for a period of 12 months and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company.

      8.2 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Except as provided under Section 7, neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

      8.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware, without regard to principles of conflicts of laws and rules of such state.

      8.4 Counterparts. This Agreement may be executed in two or more counterparts and by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      8.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

      8.6 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) four (4) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, or (iii) one day after deposit with a reputable overnight courier service and addressed to the party to be notified at the address indicated for such party in the preamble above.

      8.7 Entire Agreement; Amendments and Waivers. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this Section 8.7 shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company.

      8.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision was so excluded and shall be enforceable in accordance with its terms.

      IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement as of the day and year first above written.


                                    CONVERSION SERVICES INTERNATIONAL, INC.


                                    By:   /s/ Scott Newman
                                          --------------------------------------
                                          Name:  Scott Newman
                                          Title: President and Chief Executive
                                                 Officer


                                    TAURUS ADVISORY GROUP, LLC,
                                    as agent for Matthew J. Szulik


                                    By:   /s/ James Tagliaferri
                                          --------------------------------------
                                          Name:  James Tagliaferri
                                          Title: Managing Director